Filed by Money Market Obligations Trust on behalf of its portfolio Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, and Prime Value Obligations Fund

Commission File No. 811-5950
 and

Filed by Cash Trust Series, Inc. on behalf of Prime Cash Series

Commission File No. 811-5843

Pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company:  Money Market Obligations Trust and Cash Trust Series, Inc.

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IMPORTANT NOTICE REGARDING YOUR
FEDERATED MONEY MARKET FUND INVESTMENT
Second  Notice
June 27, 2008

We need your help with an important shareholder vote.  Your financial advisor uses Federated money market funds as a safe and convenient way to invest the excess cash in your brokerage account.  Federated is one of the largest and most respected money market managers in the country, seeking to provide money market fund shareholders with the preservation of the value of their cash, a competitive yield and easy access to money.  As one of our largest shareholders, we need your help with an important shareholder vote.

Why should you vote in support of this amendment? As part of our ongoing efforts to provide our shareholders with the most competitive fund possible, we are asking our shareholders to amend the fund’s investment policy to allow the fund to concentrate in the financial services sector.  This change will allow the fund adviser to leverage the enhanced liquidity and other benefits that a broader investment in bank instruments will provide, potentially resulting in a better return on your investment. Banks are well-capitalized and have better access to the Federal Reserve, the central bank of the U.S., than other sectors.  This change will allow us to manage the fund more prudently and in the best interest of our shareholders.  Should you have questions, please see the back of this letter for more details.

You are among the largest shareholders in this fund who have not yet cast their vote. It is critical to the business of the fund that your shares be represented on this issue.  You may receive a telephone call reminding you to vote your shares.  If you have voted since this letter was mailed, thank you very much for your participation.  As of the date of this letter, the fund has not received sufficient votes to satisfy its quorum requirements.  The shareholder meeting has been adjourned to August 1, 2008 and it is very important that we receive your vote as soon as possible.

VOTING ONLY TAKES A MINUTE! A copy of your ballot(s) has been enclosed with this letter for your convenience. The matter on the agenda is a proposed amendment to the fund’s fundamental investment limitation regarding concentration of its investment.  Again, should you have any questions regarding the proposal, please refer to the additional information on the back of this letter.

YOUR VOTE IS IMPORTANT! Please take a moment now to cast your vote using one of the options listed below:
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1.	Vote by Mail. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided.
[Missing Graphic Reference]

2.
Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1-866-751-6309.  Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

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3.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyonline.com and entering the control number found on the enclosed proxy ballot(s).

Thank you in advance for your participation. YOUR VOTE IS IMPORTANT, SO PLEASE VOTE YOUR SHARES TODAY!

Additional Information on the Federated Prime Money Market Funds’ Shareholder Vote

This proxy relates to the Shareholders of the following Federated money market funds: Federated Capital Reserves Fund and Prime Cash Series.

Background
This proxy is asking you, as a Federated money market fund shareholder, to grant the adviser (Federated) the ability to increase the fund’s concentration in the financial services industry.  The reason for this requested vote is primarily based on the decreased availability of the securities traditionally held in prime money market funds, such as asset-backed commercial paper.  Other alternative securities that meet the regulatory requirements of a prime money market fund have become available, many of which are issued by banks and bank holding companies, a group within the financial services industry.

Permitting these funds to concentrate in the financial services industry would, in the adviser’s (Federated) opinion, enable the funds to buy the best-yielding securities in the current market environment. Of course, all Federated money market funds would continue to be highly diversified in accordance with applicable rules and regulations.

Furthermore, investing in the full array of bank instruments may provide enhanced liquidity. Much of the turmoil in late 2007 was caused by a lack of liquidity among issuers.

Federated is asking shareholders to amend the funds’ investment policy to allow Federated prime money market funds to concentrate in the financial services industry in order to leverage these benefits.

I don’t think I own any Federated money market funds, so why did I receive this proxy?

You may own a Federated prime money market fund through your relationship with your financial advisor.  When you established your brokerage account, you may have elected that your excess cash be invested, or "swept," into a designated money market fund.

Why do you need shareholder approval to change the Fund’s concentration policy?

Mutual funds, including money market funds, are subject to the Investment Company Act of 1940.  The Investment Company Act of 1940 requires every registered fund to adopt and include in its registration statement an explanation of its policies regarding concentration. This concentration policy is fundamental, which means it can’t be changed without shareholder approval.

Why would I receive a phone call about this?

By law, we are only allowed a limited number of days to gather shareholder votes. With the large number of Federated prime money market funds and shareholders involved in this proxy, a solicitation firm, The Altman Group, has been hired by Federated to encourage shareholders to vote on this change.

Who is the Altman Group?

Based in New Jersey, The Altman Group is a top-rated proxy solicitation firm.  Federated regularly uses The Altman Group for proxies, especially when a large number of accounts must be contacted.

Whom do shareowners call to vote or with questions concerning this proxy proposal?

Please call the Altman Group at 1-866-751-6309.

After careful consideration, the Board of Directors/Trustees has unanimously approved this proposal.  The Board of Directors/Trustees recommends that shareowners read the proxy materials carefully and vote FOR the proposal.

Filed by Money Market Obligations Trust on behalf of its portfolio Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, and Prime Value Obligations Fund

Commission File No. 811-5950

Pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company:  Money Market Obligations Trust

[Missing Graphic Reference]

IMPORTANT NOTICE REGARDING YOUR
FEDERATED MONEY MARKET FUND INVESTMENT
Second  Notice
June 27, 2008

We need your help with an important shareholder vote.  Federated is one of the largest and most respected money market managers in the country, seeking to provide money market fund shareholders with the preservation of the value of their cash, a competitive yield and easy access to money.  As one of our largest shareholders, we need your help with an important shareholder vote.

Why should you vote in support of this amendment? As part of our ongoing efforts to provide our shareholders with the most competitive fund possible, we are asking our shareholders to amend the fund’s investment policy to allow the fund to concentrate in the financial services sector.  This change will allow the fund adviser to leverage the enhanced liquidity and other benefits that a broader investment in bank instruments will provide, potentially resulting in a better return on your investment. Banks are well-capitalized and have better access to the Federal Reserve, the central bank of the U.S., than other sectors.  This change will allow us to manage the fund more prudently and in the best interest of our shareholders.  Should you have questions, please see the back of this letter for more details.

You are among the largest shareholders in this fund who have not yet cast their vote. It is critical to the business of the fund that your shares be represented on this issue.  You may receive a telephone call reminding you to vote your shares.  If you have voted since this letter was mailed, thank you very much for your participation.  As of the date of this letter, the fund has not received sufficient votes to satisfy its quorum requirements.  The shareholder meeting has been adjourned to July 18, 2008 and it is very important that we receive your vote as soon as possible.

VOTING ONLY TAKES A MINUTE! A copy of your ballot(s) has been enclosed with this letter for your convenience. The matter on the agenda is a proposed amendment to the fund’s fundamental investment limitation regarding concentration of its investment.  Again, should you have any questions regarding the proposal, please refer to the additional information on the back of this letter.

YOUR VOTE IS IMPORTANT! Please take a moment now to cast your vote using one of the options listed below:
[Missing Graphic Reference]

1.	Vote by Mail. Please mark the enclosed proxy ballot(s), sign and date the ballot(s) and return in the postage-paid envelope provided.
[Missing Graphic Reference]

2.
Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1-866-751-6309.  Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[Missing Graphic Reference]

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyonline.com and entering the control number found on the enclosed proxy ballot(s).

Thank you in advance for your participation. YOUR VOTE IS IMPORTANT, SO PLEASE VOTE YOUR SHARES TODAY!

Additional Information on the Federated Prime Money Market Funds’ Shareholder Vote

This proxy relates to the Shareholders of the following Federated money market funds: Automated Cash Management Trust, Federated Master Trust, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund, and Prime Value Obligations Fund.

Background
This proxy is asking you, as a Federated money market fund shareholder, to grant the adviser (Federated) the ability to increase the fund’s concentration in the financial services industry.  The reason for this requested vote is primarily based on the decreased availability of the securities traditionally held in prime money market funds, such as asset-backed commercial paper.  Other alternative securities that meet the regulatory requirements of a prime money market fund have become available, many of which are issued by banks and bank holding companies, a group within the financial services industry.

Permitting these funds to concentrate in the financial services industry would, in the adviser’s (Federated) opinion, enable the funds to buy the best-yielding securities in the current market environment. Of course, all Federated money market funds would continue to be highly diversified in accordance with applicable rules and regulations.

Furthermore, investing in the full array of bank instruments may provide enhanced liquidity. Much of the turmoil in late 2007 was caused by a lack of liquidity among issuers.

Federated is asking shareholders to amend the funds’ investment policy to allow Federated prime money market funds to concentrate in the financial services industry in order to leverage these benefits.

I don’t think I own any Federated money market funds, so why did I receive this proxy?

You may own a Federated prime money market fund through your relationship with your financial advisor.  When you established your brokerage account, you may have elected that your excess cash be invested, or "swept," into a designated money market fund.

Why do you need shareholder approval to change the Fund’s concentration policy?

Mutual funds, including money market funds, are subject to the Investment Company Act of 1940.  The Investment Company Act of 1940 requires every registered fund to adopt and include in its registration statement an explanation of its policies regarding concentration. This concentration policy is fundamental, which means it can’t be changed without shareholder approval.

Why would I receive a phone call about this?

By law, we are only allowed a limited number of days to gather shareholder votes. With the large number of Federated prime money market funds and shareholders involved in this proxy, a solicitation firm, The Altman Group, has been hired by Federated to encourage shareholders to vote on this change.

Who is the Altman Group?

Based in New Jersey, The Altman Group is a top-rated proxy solicitation firm.  Federated regularly uses The Altman Group for proxies, especially when a large number of accounts must be contacted.

Whom do shareowners call to vote or with questions concerning this proxy proposal?

Please call the Altman Group at 1-866-751-6309.

After careful consideration, the Board of Directors/Trustees has unanimously approved this proposal.  The Board of Directors/Trustees recommends that shareowners read the proxy materials carefully and vote FOR the proposal.